UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021 (June 15, 2021)

JACKSAM CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number: 033-33263

NEVADA	46-3566284
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

4440 Von Karman Avenue Suite 220 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code (800) 605-3580

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	JKSM

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2021, Jacksam Corporation (the “Company”) entered into a Common Stock Purchase Agreement and a Common Stock Purchase Warrant (the “Agreement”, or collectively the “Agreements”) with Triton Funds LP (“Triton” or the “Investor”).

The proceeds to the Company will be used to accelerate the market penetration of the Company’s market leading workflow automation solutions in the cannabis and CBD industry.

Under the terms of the Agreements, the Company shall sell to the Investor, and the Investor shall purchase from the Company, (i) up to an aggregate value of $1,000,000 of the Company’s common stocks (the “Common Stocks”) and (ii) up to an aggregate value of $500,000 of the Company’s warrants (the “Warrants”).

The proceeds for the purchase of Common Stock are expected to be made to the Company in tranches up to $250,000 each, starting in the third fiscal quarter of the Company.

The Warrants entitle the Investor, at any time during the two-year period following issuance, to purchase up to an aggregate of 909,091 shares of the Company’s common stock at an exercise price of $0.55 per share, subject to customary adjustments including subsequent dilutive issuances by the Company.

The Company paid $15,000 administrative fee to the Investor at closing.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

The offer and sale of the Shares by the Company was exempt from registration pursuant to section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering. The Company did not engage in any general solicitation or advertising in connection with the offering or sale of the Shares. Each Purchaser represented that such Purchaser was an accredited investor as defined in SEC Rule 501(a), has enough knowledge and experience in finance and business matters to be a sophisticated investor who is able to evaluate the risks and merits of the investment, and is able to bear the economic risk of an investment in the Shares. Each Purchaser further represented that such Purchaser was purchasing the Shares for their own account and not with a view to distribution or resale.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSAM CORPORATION

Dated: June 30, 2021	By:	/s/ Mark Adams
	Name:	Mark Adams
	Title:	Chief Executive Officer

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